UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    August 30, 2006
                                                    ----------------------------

                             SBM Certificate Company
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               (Exact Name of Registrant as Specified in Charter)

         Maryland                     811-6268                    52-2250397
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(State of Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)


7315 WISCONSIN AVE, SUITE 1250 WEST
BETHESDA, MD                                                         20814
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:     301-656-4200


5101 RIVER ROAD, SUITE 101
BETHESDA, MD                                                        20816
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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

Item 8.01       Other Events.

     On August 23, 2006, Mr. Angel Aquino-Calix joined SBM Financial Group, LLC ("SBM"), the indirect 100% owner of SBM Certificate Company (the "Registrant"), as Interim Corporate Controller. Mr. Aquino-Calix is serving in a consulting capacity.

     As Interim Corporate Controller for SBM, Mr. Aquino-Calix is overseeing all of the company's financial affairs. SBM continues its search for a Chief Financial Officer and Chief Accounting Officer.

     Mr. Aquino-Calix brings over 15 years of financial and accounting experience in numerous industries. He is a Certified Public Accountant and Chartered Accountant (UK).




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                                SBM Certificate Company
                                                -----------------------
                                                     (Registrant)

Date: August 30, 2006                           By:  /s/ Eric M. Westbury
      ---------------                                --------------------

                                                     Eric M. Westbury
                                                     Chief Executive Officer









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